UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2012

Coeur d’Alene Mines Corporation

(Exact name of registrant as specified in its charter)

IDAHO	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04.	Mine Safety – Reporting of Shutdowns and Patterns of Violations

On February 13, 2012, Coeur Alaska, Inc., a wholly-owned subsidiary of Coeur d’Alene Mines Corporation and the operator of the Kensington mine located north of Juneau, Alaska, received an imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977. The order alleged that an individual had been observed working in an elevated storage container without a ladder or stairs for entering and exiting the container. The order was subsequently terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: April 11, 2012	By:	/s/ Frank L. Hanagarne Jr.
		Name:	Frank L. Hanagarne Jr.
		Title:	Senior Vice President and Chief Financial Officer

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